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                                                                   EXHIBIT 10.18

                                THIRD AMENDMENT
                                      to
                               CREDIT AGREEMENT
                                     among
                              NATIONSBANK, N.A.,
                          as "Administrative Agent",
               SUNTRUST BANK, TAMPA BAY, as Documentation Agent,
                      LASALLE NATIONAL BANK, as Co-Agent,
                                      and
           NATIONSBANK, N.A., SUNTRUST BANK, TAMPA BAY, AND LASALLE
                                 NATIONAL BANK
                                      and
            THE OTHER LENDERS LISTED ON THE SIGNATURE PAGES HEREOF,
                                 as "Lenders"
                                      and
                       DAVEL COMMUNICATIONS GROUP, INC.
                                 as "Borrower"

     This THIRD AMENDMENT to CREDIT AGREEMENT (this "Amendment") is entered into as of July 3, 1998, by and among DAVEL COMMUNICATIONS GROUP, INC., an Illinois corporation ("Borrower"), NATIONSBANK, N.A. ("NationsBank"), as administrative agent ("Administrative Agent"), SunTrust Bank, Tampa Bay, as Documentation Agent, LaSalle National Bank, as Co-Agent, and the Lenders.

                                   Recitals:

A. Borrower and Lenders are party to that certain Credit Agreement effective as of February 3, 1998, as amended by that certain Amendment to Credit Agreement dated as of March 5, 1998 and as further amended by that certain Second Amendment to Credit Agreement dated as of May 14, 1998 and effective as of February 3, 1998 (the "Original Loan Agreement").

B. Borrower has requested that Lenders agree to temporarily revise the Borrowing Base provisions of the Original Loan Agreement. Lenders have agreed to do so on the terms and conditions contained herein.

                                   Amendment

Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower and Lenders hereby agree as follows:

1.   Definitions.

Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement. All references to the "Agreement" or the "Loan Agreement" in the Original Loan Agreement and in this Amendment shall be deemed to be references to the Original Loan Agreement as it is amended hereby and as it may be further amended, restated, extended, renewed, replaced, or otherwise modified from time to time. Each reference in the Loan Agreement to "the Agreement",
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"hereunder", "hereof", "herein", or words of like import, shall be read as referring to the Loan Agreement as amended by this Amendment.

2. Conditions to Effectiveness of Amendment.

This Amendment shall be deemed to be effective as of July 3, 1998, (the "Amendment Effective Date"), but only if this Amendment has been executed by Borrower and the Required Lenders.

3.   Amendments to Original Loan Agreement.

The Original Loan Agreement is hereby amended as follows:

     3.1.  Limitation on Revolving Loan Advances.

     Section 3.1.2 of the Original Loan Agreement is hereby amended by inserting the following sentence at the end of Section 3.1.2: "Notwithstanding the foregoing, until November 1, 1998, for purposes of calculating the Maximum Available Amount pursuant to this Section 3.1.2, the Borrowing Base shall be deemed to be $15,000,000."

4. Representations and Warranties of Borrower. Borrower hereby represents and warrants to Administrative Agent and Lenders as of the date hereof that (i) this Amendment has been duly authorized by Borrower's Board of Directors, (ii) since the date Borrower last delivered to Administrative Agent copies of Borrower's Articles of Incorporation and Bylaws, Borrower's Articles of Incorporation and Bylaws have not been amended, restated or otherwise modified, (iii) no consents are necessary from any third Person for Borrower's execution, delivery or performance of this Amendment which have not been obtained, (iv) this Amendment constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency or other laws related to creditors rights generally or by the application of equity principles, (v) except as set forth in the Disclosure Schedule attached to the Loan Agreement, as supplemented by the disclosure schedule attached to this Amendment as Exhibit A, the representations and warranties in the Loan Agreement were true and correct when made and are true and correct as of the date hereof, and (vi) there exists no Default or Event of Default under the Loan Agreement, as amended by this Amendment.

5.   Effect of Amendment.

The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent or Lenders under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement, any of the other Loan Documents or any existing Default or Event of Default, nor act as a release or subordination of the Security Interests of Administrative Agent or Lenders under the Security Documents.

6.   Reaffirmation.

Borrower hereby acknowledges and confirms that (a) the Loan Agreement and other Loan Documents remain in full force and effect, (b) Borrower has no defenses to its obligations under the Loan Agreement and the other Loan Documents, (c) the Security Interests of Administrative Agent under the Security Documents continue in full force and effect and have the same priority as before this Amendment, and (d) Borrower has no claim against Administrative Agent or the Lenders arising from or in connection with the Loan Agreement or the other Loan Documents.

                                       2
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7.   Governing Law.

This Amendment has been executed and delivered in St. Louis, Missouri, and shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

8.   Section Titles.

The section titles in this Amendment are for convenience of reference only and shall not be construed so as to modify any provisions of this Amendment.

9.   Counterparts; Facsimile Transmissions.

This Amendment may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Amendment may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

10.  Incorporation By Reference.

Lenders and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Amendment by this reference.

11.  Statutory Notice.

The following notice is given pursuant to Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice will be deemed to limit or modify the terms of the Loan Documents or this Amendment:

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (LENDER(S)) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

BORROWER AND LENDERS HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN BORROWER AND LENDERS WITH RESPECT TO THE SUBJECT MATTER OF THIS AMENDMENT.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first above written.

                                       3
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Davel Communications Group, Inc.         NationsBank, N.A., as Administrative
by its __________________________        Agent and a Lender
                                         by its ______________________________

Name: _________________________________  Name: _________________________________


Notice Address:                          Notice Address:

601 West Morgan Street                   800 Market Street
Jacksonville, IL  62651                  St. Louis, MO  63101
Attn:  Michael E. Hayes or Theodore C.   Attn: Eric A. Gudmestad
Rammelkamp

FAX #  (217) 243-6016                    FAX #  (314) 466-6499
TEL #  (217) 243-4391                    TEL #  (314) 466-6456


                                       4




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LaSalle National Bank, as Co-          SunTrust Bank, Tampa Bay, as
Agent and a Lender                     Documentation Agent and a Lender
By its __________________________      by its __________________________



Name: _______________________________  Name: ________________________________


Notice Address:                        Notice Address:

211 North Broadway, Suite 2140         401 East Jackson Street
St. Louis, MO  63102                   Corporate Banking, 20/th/ Floor
Attn: Andrew K. Dawson                 Tampa Bay, FL  33601
                                       Attn: Jason Lloyd

FAX #  (314) 621-1612                  FAX #  (813) 224-2283
TEL #  (314) 621-5303                  TEL #  (813) 224-2502

                                       The First National Bank of Chicago
                                       by its ______________________________
Banque Paribas
by its __________________________      Name: ________________________________

Name: _______________________________  Notice Address:

Notice Address:                        One First National Plaza, Suite 0629
                                       Chicago, IL 60670-0629
787 Seventh Avenue                     Attn: Richard R. Howard or Michael Phelan
New York, NY 10019
Attn: Salo Aizenberg                   FAX # 312-732-8587
                                       TEL #  312-732-3179
FAX #  212-841-2369
TEL #  212-841-2119
                                       5
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BankBoston                            Bank One, Illinois, National Association
by its __________________________     by its ______________________________

Name: _______________________________ Name: _________________________________

Notice Address:                       Notice Address:

100 Federal St.                       One East Old State Capitol Plaza
MC:01-08-08                           Springfield, IL 62701
Boston, MA 02110                      Attn: Anthony G. Nestler
Attn: Jonathan Sharkey

FAX # 617-434-3401                    FAX #  217-522-7482
TEL #  617-434-5603                   TEL #  217-525-9776

Creditanstalt Corporate Finance, Inc.
by its __________________________

Name: _______________________________

by its __________________________

Name: _______________________________

Notice Address:

Two Ravinia Drive, Suite 1680
Atlanta, GA 30346
Attn:  Ruthanna McAlister

FAX #  770-390-1851
TEL #  770-390-1850

STATE OF ______________  )
                         ) SS.
COUNTY OF _____________  )


          On this ____ day of _________________, 1998, before me appeared _______________________, to me personally known, who, being by me duly sworn did say that he is the ________________________ of Davel Communications Group, Inc., and acknowledged that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors; and said ________________________ acknowledged said instrument to be the free act and deed of said corporation.

                                       6
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          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid the day and year first above written.


                         ______________________________________
(Seal)                   Notary Public


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                                   Exhibit A

                        SUPPLEMENTAL DISCLOSURE SCHEDULE

                         No disclosures, if none listed